UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026
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HIMS & HERS HEALTH, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38986	98-1482650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2269 Chestnut Street, #523
San Francisco, CA 94123
(Address of principal executive offices)
(415) 851-0195
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	HIMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement

On May 29, 2026, Hims & Hers Health, Inc. (the “Company”), as borrower, entered into Amendment No. 3 (the “Amendment”) to the Revolving Credit and Guaranty Agreement, dated as of February 18, 2025 (as amended by that certain Amendment No. 1 to the Revolving Credit and Guaranty Agreement, dated as of June 25, 2025, that certain Amendment No. 2 to the Revolving Credit and Guaranty Agreement, dated as of May 7, 2026, and as amended by this Amendment, the “Credit Agreement”), by among the Company, the subsidiary borrowers and the guarantors from time to time party thereto, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

The Amendment, among other things, (a) amends certain provisions of the Credit Agreement to facilitate the closing of the Company’s acquisition of EUC Management Pty Ltd ACN 631 013 860 (d/b/a Eucalyptus) (“Eucalyptus”), including providing a grace period for the Company to comply with the covenants and representations and warranties under the Credit Agreement as a result of such acquisition; (b) establishes joinder obligations for material foreign subsidiaries; (c) increases downstream investment capacity in non-loan party subsidiaries and (d) provides that, other than as described above, the loans and obligations of the parties remain unchanged and there were no material changes to the interest provisions, fees, covenants or events of default.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant

The information described above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 8.01     Other Events

On June 2, 2026, the Company issued a press release announcing the completion of its previously announced acquisition of Eucalyptus. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 3 to the Revolving Credit and Guaranty Agreement, dated as of May 29, 2026, by and among Hims & Hers Health, Inc., as the borrower, and each existing lender party thereto.

99.1	Press Release, dated June 2, 2026, issued by the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIMS & HERS HEALTH, INC.

Date: June 2, 2026	By:	/s/ Andrew Dudum
Andrew Dudum
Chief Executive Officer